===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                        GLOBALDIGITALCOMMERCE.COM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        GLOBALDIGITALCOMMERCE.COM, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A

     (2) Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4) Proposed maximum aggregate value of transaction: N/A

     (5) Total fee paid: N/A


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

     (2) Form, Schedule or Registration Statement No.: N/A

     (3) Filing Party: N/A

     (4) Date Filed: N/A

Notes:

Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                        GLOBALDIGITALCOMMERCE.COM, INC.
                     10650 SCRIPPS RANCH BLVD., SUITE 210
                          SAN DIEGO, CALIFORNIA 92131

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD FRIDAY, AUGUST 11, 2000

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the a Special Meeting of Stockholders of GlobalDigitalCommerce.com, Inc. (the "Company") will be held on Friday, August 11, 2000, at 4:30 P.M., local time, at the Company's office located at 10650 Scripps Ranch Blvd., Suite 210, San Diego, California 92131, for the following purposes:

  1. To consider a proposal to amend the Certificate of Incorporation to increase the number of shares of authorized Common Stock to 80 million and to increase the number of authorized Preferred Stock to 10 million.

   The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

   Stockholders of record at the close of business on July 17, 2000 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available at the offices of the Company for examination by any stockholder for any purpose relating to the meeting during ordinary business hours of the Company.

   Whether or not you expect to attend the Special Meeting in person, please complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope provided.

                                        By Order Of The Board Of Directors of
                                        GlobalDigitalCommerce.com, Inc.

                                        Richard H. Middelberg
                                         Secretary

San Diego, California
July 31, 2000


    IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

                        GLOBALDIGITALCOMMERCE.COM, INC.
                      10650 SCRIPPS RANCH BLVD., SUITE 210
                          SAN DIEGO, CALIFORNIA 92131

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                               ----------------

           INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

   The enclosed Proxy is solicited on behalf of the Board of Directors of GlobalDigitalCommerce.com, Inc., a Delaware corporation (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on August 11, 2000, at 4:30 p.m. local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's office located at 10650 Scripps Ranch Blvd., Suite 210, San Diego, California 92131. The date of this Proxy Statement is July 31, 2000, the approximate date on which this Proxy Statement and accompanying form of proxy were first sent or given to stockholders.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to the Company (10650 Scripps Ranch Blvd., Suite 210, San Diego, California 92131, Attention: Richard Middelberg) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the stockholder.

Voting

   Only stockholders of record as of the close of business on July 17, 2000, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 3,840,925 shares of Common Stock of the Company, par value $0.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement. The Company's by-laws generally provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

Solicitation of Proxies

   The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees and directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Voting of Proxies

   All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the director-nominees and in favor of the proposals set forth herein.

                                  PROPOSAL ONE

  APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

Background

   Under Delaware law, the Company may only issue shares of Common Stock or Preferred Stock to the extent such shares have been authorized for issuance under the Company's Certificate of Incorporation ("Certificate"). The Certificate currently authorizes the issuance of up to 10,000,000 shares of Common Stock, $0.001 par value, and up to 1,000,000 shares of Preferred Stock, $0.01 par value. As of June 30, 2000, approximately 3,841,000 shares of the Company's Common Stock were issued and outstanding and approximately 4,083,000 unissued shares of Common Stock were reserved for issuance under the Company's equity compensation plans and upon exercise of outstanding warrants leaving 2,076,000 shares of Common Stock unissued and unreserved. In order to ensure sufficient shares of Common Stock will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder approval, amending the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 10,000,000 to 80,000,000 and the number of Preferred Stock authorized for issuance from 1,000,000 to 5,000,000.

Purpose And Effect Of The Amendment

   The principal purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of Common Stock and Preferred Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to implement future stock dividends or stock splits, to raise additional capital through the sale of equity securities, to acquire other companies or the assets of those companies, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or to use these shares for other corporate purposes. The availability of additional shares of stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of stock. The Board of Directors has no present agreement or arrangement to issue any of the shares for which approval is sought, although, as previously announced, the Company is exploring the acquisition of other companies in the e-commerce arena. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of stock, except as may be required by applicable law.

   The increase in authorized Common Stock or Preferred Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized shares of stock without obtaining future stockholder approval of such issuances, except as may be required by applicable law or applicable listing requirements of the stock markets on which the Common Stock is traded. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock or Preferred Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

   The increase in the authorized Common Stock or Preferred Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock or Preferred Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

   The increase in the authorized Common Stock or Preferred Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock or Preferred Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

   While the proposed amendment may have potential anti-takeover effects, this proposal is not prompted by any specific effort or takeover threat currently perceived by the Board of Directors or management.

   If the proposed amendment is approved by the stockholders, paragraph A of Article Fourth of the Company's Certificate of Incorporation will be amended to read as follows:

  "Classes of Stock. The Corporation is authorized to issue two classes of shares, to be designed respectively "Preferred Stock" and "Common Stock." The total number of shares of Common Stock authorized is eighty million (80,000,000), each with a par value of $0.001 per share, and the total number of shares of Preferred Stock authorized is ten million (10,000,000), each with a par value of $0.001 per share."

   The additional shares of Common Stock and Preferred Stock to be authorized pursuant to the proposed amendment will have a par value of $0.001 per share. The additional shares of Common Stock to be authorized will be of the same class of Common Stock as are currently authorized and outstanding under the Certificate.

Vote Required And Board of Directors' Recommendation

   The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. Abstentions and broker non-votes will have the same effect as a negative vote on this proposal.

                THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of July 12, 2000 as to
(i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company who beneficially owns shares, (iii) each of the executive officers of the Company named in the Summary Compensation Table of the Company's Annual Report on Form 10-KSB, and (iv) all executive officers and directors of the Company as a group. Unless otherwise specified, the address for each officer and director is 10650 Scripps Ranch Blvd., Suite 210, San Diego, CA 92131.

                                         Number of
                                    Shares Beneficially       Percentage
   Beneficial Owner                      Owned (1)      Beneficially Owned (2)
   ----------------                 ------------------- ----------------------
   John Anthony Whalen, Jr. (3)....      1,618,555               40.4%
   Clyde Wooten....................        333,333                8.7%
   Frank Vukmanic..................              0                  *
   Konrad Witt.....................         37,500                  *
   James A. Lonergan (4)...........        185,297                4.8%
   William J. Kaffer (5)...........        185,297                4.8%
   Richard H. Middelberg (6).......         24,017                  *
   Diane E. Hessler (7)............              0                  *
   Thomas M. Hartman (8)...........              0                  *
   All directors and executive
    officers as a group
    (6 persons)....................      2,013,166               49.0%

--------
*  Represents less than one percent.

(1) Except pursuant to applicable community property laws or as otherwise noted, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(2) Based on 3,840,925 shares of Common Stock outstanding as of July 12, 2000.

(3) Includes 169,539 shares subject to options exercisable within 60 days of July 12, 2000. Includes 540,108 held indirectly by Mr. Whalen as Trustee for the benefit of certain family members.

(4) Includes 42,300 shares subject to options exercisable within 60 days of July 12, 2000.

(5) Includes 29,540 shares subject to options exercisable within 60 days of July 12, 2000.

(6) Includes 24,017 shares subject to options exercisable within 60 days of July 12, 2000.

(7) As a result of Ms. Hessler's recent resignation, his options terminated prior to their normal expiration date.

(8) As a result of Mr. Hartman's recent resignation, his options terminated prior to their normal expiration date.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than January 2, 2001, to be considered for inclusion in the proxy statement and form of proxy relating to such meeting

                        GLOBALDIGITALCOMMERCE.COM, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints John Anthony Whalen, Jr. and Richard H. Middelberg, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of GlobalDigitalCommerce.Com, Inc. held of record by the undersigned as of July 17, 2000, at the Special Meeting of Stockholders to be held on August 11, 2000, or any adjournment, thereof.

     1. With respect to the proposed amendment to the Certificate of Incorporation to increase the number of shares of authorized Common Stock and to increase the number of shares of authorized Preferred Stock.

         [_]  FOR

         [_]  AGAINST

         [_]  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL IDENTIFIED ABOVE. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                           Dated:___________________________________, 2000

                            ______________________________________________
                                              Signature

                            ______________________________________________
                                      Signature if held jointly

                            ______________________________________________
                                             Print Name


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE